Vanguard Advice Select Dividend Growth Fund
Vanguard Advice Select Global Value Fund
Vanguard Advice Select International Growth Fund
Supplement Dated January 25, 2023, to the Prospectuses and Summary Prospectuses dated November 9, 2021
Important Changes to the Funds
Effective immediately, Vanguard Advice Select Dividend Growth Fund, Vanguard Advice Select Global Value Fund, and Vanguard Advice Select International Growth Fund (the Funds) are available to clients enrolled in certain Vanguard advice programs.

Prospectus and Summary Prospectus Text Changes
The following replaces similar language under the heading “Purchase and Sale of Fund Shares” in the Fund Summary section:
Admiral Shares are generally available only to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares. The minimum investment amount required to add to an existing Fund account is generally $1.
Prospectus Text Changes
The following replaces similar language under the heading “Account Minimums” in the Investing with Vanguard section:
To open and maintain an account. Admiral Shares are generally available only to clients enrolled in certain Vanguard advice programs. Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them. There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares.

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